Supplement dated January 29, 2019
to the Prospectus, Summary Prospectus and Statement of Additional Information (SAI) of the following fund (the
Fund):
Fund	Document Dated
Columbia Funds Series Trust I
Columbia Emerging Markets Fund	Prospectus, Summary Prospectus and SAI: 1/1/2019
Jasmine (Weili) Huang, co-portfolio manager of the Fund, is on a medical leave of absence from Columbia Management Investment Advisers, LLC, and a timetable for her return is not set. Dara White, Robert Cameron, Young Kim and Perry Vickery will continue to serve as portfolio managers for the Fund.
Shareholders should retain this Supplement for future reference.
SUP142_08_004_(01/19)